UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement.
☒	Definitive Additional Materials.
☐	Soliciting Material Pursuant to §240.14a-12

SOLIGENIX, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

[The following is a letter sent to certain shareholders on or after October 5, 2022 from Christopher J. Schaber, President and Chief Executive Officer]

Dear Soligenix Shareholder:

YOUR PARTICIPATION IS IMPORTANT – PLEASE VOTE TODAY!

According to our latest records, your proxy vote relating to the Soligenix Annual Meeting of Stockholders has not yet been received.1

You have until October 18, 2022 at 11:59 p.m. EST to vote your shares.

Vote via the Internet at www.proxyvote.com (have proxy card available) or by following the instructions on your proxy card.

Item 1	ELECTION OF DIRECTORS	Vote FOR
Item 2	APPROVE AN AMENDMENT TO OUR SECOND AMENDED & RESTATED C.O.I.	Vote FOR
Item 3	APPROVE AN AMENDMENT TO OUR 2015 EQUITY INCENTIVE PLAN	Vote FOR
Item 4	TO HOLD AN ADVISORY VOTE ON EXECUTIVE COMPENSATION	Vote FOR
Item 5	RATIFY EISNERAMPER LLP AS INDEP. REG. PUB. ACCOUNTANT	Vote FOR

If you would like assistance voting your shares or have any questions, please contact our proxy solicitor, Alliance Advisors, toll free at: 1-833-782-7145.

If you have recently mailed your proxy card or cast your vote by phone or internet, please accept our thanks and disregard this request.

Sincerely,

Christopher J. Schaber, Ph.D.

President & CEO

1 Items 1, 3, 4 and 5 were approved by the stockholders on September 22, 2022, but the meeting has been partially adjourned for the purpose of soliciting additional votes with respect to Item 2.